UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

                      SEPTEMBER 1, 1999
                      -----------------
              (Date of earliest event reported)


         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)


   DELAWARE              1-11353             13-3757370
   --------              -------             ----------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                               Number)


   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)

                        336-229-1127
                        ------------
    (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On September 1, 1999, Healtheon Corporation announced an agreement with Laboratory Corporation of America-Registered Trademark- Holdings to process lab requests and reports for physicians with its Web browser-based solution, Healtheon-Trademark-Dx. This agreement provides the more than 100,000 physicians, hospitals and other healthcare providers that use LabCorp's clinical lab services the option of ordering tests and receiving test results via the internet.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          September 1, 1999.

                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: September 27, 1999